UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGIS-
TERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act File number 811-09134

MANOR INVESTMENT FUNDS, INC.
15 Chester Commons
Malvern, PA 19355

AGENT FOR SERVICE:
Daniel A. Morris
Manor Investment Funds, Inc.
15 Chester Commons
Malvern, Pa 19355

Registrant’s telephone number, including area code: 1-610-722-0900
Date of fiscal year end: December 31, 2006
Date of reporting period: July 1, 2007 – September 30, 2007
Form N-Q is to be used by a registered management investment company, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Schedule of Investments

15 Chester Commons
Malvern, PA 19355
September 30, 2007
Dear Fellow Shareholders:
     Our funds continue to prosper by consistently applying the conservative investment approach that has been successful over so many years.
Hooked on the Juice
     As many of my friends know, I am an avid bicyclist and enthusiastic supporter of the sport and its positive attributes. It is great aerobic exercise as well as a great social activity. Our bike club attracts scores of enthusiasts for rides throughout our beautiful Chester County countryside. I’ve enjoyed riding on a competitive level as well, racing some time ago in local events and triathlons.
     On a professional level the sport gained nationwide attention as Lance Armstrong became the only rider to win the Tour de France seven consecutive times.. The Tour, arguably one of the most difficult of all athletic events, is contested over 21 days, on a course covering more than 2,000 miles over some of the most mountainous terrain on the planet. In recent years, however, this event has suffered from repeated scandals involving performance enhancing medical procedures and drugs. High profile riders have been expelled from the race, winners disqualified, and numerous riders banned from competition before the race even started. It has been painful to watch top competitors perform poorly in one stage and bounce back even stronger the next day to overwhelm their competition, only to discover that the “amazing comeback” was attributable to some artificial performance enhancement rather than the result of a heroic athletic effort.
     Lately the market is beginning to remind me of those ignominious riders booted from the Tour. Over the last two years the markets have experienced three significant corrections. The downturns have been steep, but short lived. Each time the market has bounced back, recovering all of the lost ground, and then some more. While that is generally a good thing, I am observing that each rebound has accelerated at a faster rate than before. I’m puzzled that investors are able rebound so quickly, ignoring the risks that contributed to the decline, and race back up to new highs.
     Some of this is certainly attributable to the actions of the Federal Reserve over the past decade. Under Alan Greenspan the financial markets faced several critical problems, and the Fed responded by pumping in liquidity and lowering interest rates. The Fed, driven by the fear of leaving a legacy of a market meltdown, and by reacting too quickly to market declines, is fostering a belief among investors that the Fed will always protect their downside. It seems that current Fed chairman Ben Bernacke has embraced Greenspan’s legacy early in his tenure, demonstrating a willingness to slash interest rates and pump liquidity into the economy to prevent a market meltdown due to subprime lending problems. The strength of the market rebound that followed illustrates that investors believe the Fed stands ready to provide liquidity to bail out the markets when the next crisis emerges.
     While the markets are not overvalued on an earnings basis, these snapback rallies are not the result of investment fundamentals, but rather the belief of investors, repeatedly reinforced by the Fed, that someone else will be there to protect them from the downside risk of reckless investing. Just like those competitors in the Tour, the markets are becoming hooked on the need for short term “juice” to maintain momentum. Unfortunately, investors and the Fed are losing sight of the long term cost of this habit. While the markets rallied again after this most recent rate cut, the value of the dollar declined and the price of both oil and gold rose to new highs. The Fed action may have enabled investors to win the race today, but may be setting the scenario for disappointing results later.
The Manor Fund
     The Manor Fund rose 2.27%, net of all fees and expenses, during the quarter ending September 30, 2007, outperforming the S&P 500 index, and comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index (2.03% and 1.86%, respectively). The Fund continues to outperform both the S&P 500 index and the Lipper Large-Cap Core mutual fund index for the trailing 3-year and 5-year periods ending September 30, 2007, with returns of 13.91%, and 16.21%, compared to the S&P 500 (13.13%, and 15.43%), and the Lipper mutual fund index (12.45% and 13.56%).
     During the 3rd quarter of 2007 the Fund was helped by gains in Pepsico, Weatherford, Citrix Systems, Occidental Petroleum, and Amphenol. Pepsico rose steadily throughout the quarter supported by strong revenue growth, especially in its international operations. Weatherford, an energy exploration services company, rallied as the price of oil ended its decline and climbed back to $80 per barrel. Investors believed that the company will benefit from continued investment in energy exploration. Citrix Systems designs and markets systems that improve the efficiency of large-scale computer networks. Its shares rebounded after reporting strong revenues and earnings, and announcing its acquisition of XenSource. XenSource is a “virtualization’ software company that enables processing operations to run in conjunction on multiple servers. Occidental Petroleum, a producer of oil and natural gas, rebounded in August along with the price of oil. Amphenol, a manufacturer of electronic and fiber optic cable, rose after reporting strong revenues and earnings, and raising its outlook. It also is under review by Moody’s to possibly upgrade its debt rating.
     Notable laggards during the 3rd quarter include JCPenney, Endo Pharmaceuticals, WalMart, Franklin Resources and Citigroup. JCPenney fell on investor concerns that a slowdown in the housing market would depress consumer spending. Endo Pharmaceutical researches, develops and markets pharmaceutical products for pain management. Its shares declined on concerns about increasing generic competition and the status of pending drug approval applications. WalMart dropped as concerns that declines in the housing market and defaults in subprime mortgages would depress consumer spending and contribute to an economic slowdown. Franklin Resources, an investment management company, declined as problems in the subprime mortgage market threatened to spill over to the economy and broad financial markets. Citigroup also declined on concerns that financing risk in private equity deals and the mortgage market would overwhelm strong global operations.
     Early in the quarter we purchased Franklin Resources to diversify our holdings in the financial sector. We also purchased Nike, a premier consumer brands company. We sold Home Depot through a tender offer from the company. The offer presented an opportunity to exit the position, which was under review for potential sale, at an attractive price.
(Continued on page 12)

MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Schedule of Investments
September 30, 2007
(Unaudited)
Portfolio of Investments

		Market
Description	Shares	Value

COMMON STOCKS –91.5%

Consumer Discretionary – 8.2%
Best Buy, Inc.	2,679	$123,288
JCPenney	1,912	121,163
Nike Inc. Cl B	2,186	128,231

		372,682

Consumer Staples – 9.5%
Colgate Palmolive	2,001	142,711
Pepsico, Inc.	2,383	174,579
Wal-Mart	2,543	111,002

		428,292

Energy – 10.6%
Devon Energy	1,405	116,896
Nabors Ind.*	2,620	80,617
Occidental Pet.	2,626	168,274
Weatherford Int. *	1,689	113,467

		479,254

Financial – 17.0%
Allstate Insurance	1,830	104,658
Bank of America	1,618	81,337
Chubb	2,327	124,820
Citigroup, Inc.	2,099	97,960
Franklin Resources	935	119,213
Freddie Mac	1,574	92,882
Prudential Finl.	1,504	146,760

		767,630

Health Care – 9.4%
Amgen Inc.*	1,659	93,850
Endo Pharm.*	4,130	128,071
Johnson &Johnson	1,435	94,279
Wellpoint, Inc. *	1,405	110,883

		427,083

Industrial – 10.2%
Boeing	1,311	137,642
Dover Corp.	1,604	81,723
General Electric	2,625	108,675
Norfolk Southern	2,580	133,928

		461,968

Information Technology – 17.1%
Amphenol Corp-A	3,662	145,601
Applied Materials	6,365	131,755
Cisco Systems *	2,633	87,231
Citrix Systems *	2,970	119,750
Intel Corp.	3,173	82,054
Int. Bus. Machines	1,072	126,282
Jabil Circuit	3,494	79,803

		772,476

Material – 1.8%
Nucor Corp.	1,367	81,295

		81,295

Telecomm. – 3.7%
AT & T, Inc.	3,923	165,982

		165,982

Utility – 4.0%
Exelon	2,382	179,508

		179,508

TOTAL COMMON STOCKS (Cost $3,133,580)		4,136,170

SHORT-TERM INVESTMENTS – 8.4%
1st Amer. Gov. Fund	130,735	130,735
1st National M Mkt	250,280	250,280

TOTAL SHORT-TERM INVESTMENTS (Cost $381,015)		381,015

TOTAL INVESTMENTS – 99.9% (Cost $3,514,595)		4,517,185

Other Assets less Liabilities – Net – 0.1%		4,055

NET ASSETS 100.0%		$4,521,240

*	Non-income producing during the period.

MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Fund and Performance Information
September 30, 2007
(Unaudited)
Fund Performance
Investment Performance
Vs. the S&P 500 and the Lipper Large-Cap Core Index
Quarter and Annualized Total Return for Periods Ending September 30, 2007

		S&P 500	Lipper LC
	Manor Fund	Index	Core Funds
3rd Quarter	2.27%	2.03%	1.86%
1-Year	9.97%	16.44%	16.33%
3-Year Annualized	13.91%	13.13%	12.45%
5-Year Annualized	16.21%	15.43%	13.56%
Annualized since inception 9/26/95	6.51%	10.15%	7.21%

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund’s total return will be greater than it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.
Top Holdings and Industry Sectors
Top Company Holdings

% of
Company	Net Assets
Exelon	4.0%
Pepsico	3.9%
AT & T	3.7%
Occidental Petrooeum	3.7%
Amphenol Corp-A	3.2%
Top Industry Sectors

% of
Industry	Net Assets
Information Tech.	17.1%
Financial	17.0%
Energy	10.6%
Industrial	10.2%
Consumer Staples	9.5%

MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Schedule of Investments
September 30, 2007
(Unaudited)
Portfolio of Investments

		Market
Description	Shares	Value

COMMON STOCKS – 93.3%

Consumer Discretionary – 12.4%
Bed, Bath, Beyond *	2,595	$88,541
Coach Inc. *	3,144	148,617
Kohls Corp.*	2,779	159,320
News Corp., Inc.	7,192	168,221
Staples	6,210	133,453

		698,152

Consumer Staples – 5.7%
Constellation *	5,613	135,891
Procter & Gamble	2,639	185,627

		321,518

Energy – 7.9%
Baker-Hughes	1,452	131,217
Schlumberger Ltd.	1,744	183,120
Valero Energy	1,964	131,942

		446,279

Financial – 4.9%
Ace Limited	2,940	178,076
American Int. Grp.	1,423	96,266

		274,342

Health Care – 19.7%
Express Scripts *	3,906	218,033
Forest Labs *	1,634	60,932
Genentech Inc. *	1,577	123,038
Schering Plough	6,970	220,461
Thermo Fisher*	3,567	205,887
Unitedhealth Group	2,420	117,201
Zimmer Holdings*	2,076	168,135

		1,113,687

Industrial – 12.1%
Fedex Corp.	1,150	120,462
Manpower	1,833	117,954
Precision Castparts	1,657	245,203
Raytheon	3,127	199,565

		683,184

Information Technology –28.5%
Apple Inc.	1,694	259,978
EBay, Inc.*	3,069	119,752
Harris Corp	2,702	156,149
Intel Corp.	4,514	116,732
KLA-Tencor	3,188	177,827
MEMC	3,209	188,882
Maxim	1,100	32,285
Microsoft Corp.	4,238	124,851
Oracle Corp.	7,769	168,199
Texas Instruments	4,644	169,924
Xilinx, Inc.	3,717	97,162

		1,611,741

Telecomm – 2.1%
DirecTV*	5,014	121,740

		121,740

TOTAL COMMON STOCKS (Cost $4,373,427)		5,270,643

SHORT-TERM INVESTMENTS – 6.7%
1st Amer. Gov. Fund	157,957	157,957
1st National M Mkt	222,135	222,135

TOTAL SHORT-TERM INVESTMENTS (Cost $380,092)		390,092

TOTAL INVESTMENTS – 100.0% (Cost $4,373,427)		5,650,735

Other Assets less Liabilities – Net – Less than 0.1%		1,623

NET ASSETS – 100.0%		$5,652,358

*	Non-income producing during the period.

MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Fund and Performance Information
September 30, 2007
(Unaudited)
Fund Performance
Investment Performance
Vs. the S&P 500 and Lipper Large-Cap Growth Index
Quarter and Annualized Total Return for Periods Ending September 30, 2007

		S&P 500	Lipper LC
	Growth Fund	Index	Growth Funds
3rd Quarter	-0.08%	2.03%	6.48%
1-Year	11.78%	16.43%	21.44%
3-Year Annualized	10.79%	13.13%	12.41%
5-Year Annualized	13.22%	15.43%	12.94%
Annualized since inception 6/30/99	2.86%	2.96%	-1.54%

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund’s total return will be greater than it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.
Top Holdings and Industry Sectors
Top Company Holdings

% of
Company	Net Assets
Apple, Inc.	4.6%
Precision Castparts	4.3%
Express Scripts	3.9%
Schering Plough	3.9%
Thermo Fisher	3.6%
Top Industry Sectors

% of
Industry	Net Assets
Information Tech.	28.5%
Health Care	19.7%
Consumer Disc.	12.4%
Industrial	12.1%
Energy	7.9%

MANOR INVESTMENT FUNDS, INC.
BOND FUND
Schedule of Investments
September 30, 2007
(Unaudited)
Portfolio of Investments

	Face
Description	Amount	Value

U.S. GOVERNMENT BONDS – 76.4%

U.S. Treasury 3.125% Due 10-15-08	200,000	198,000
U.S. Treasury 3.625% Due 07-15-09	250,000	248,359
U.S. Treasury 3.500% Due 12-15-09	200,000	197,938
U.S. Treasury 3.875% Due 07-15-10	400,000	398,625
U.S. Treasury 3.875% Due 02-15-13	200,000	196,500
U.S. Treasury 4.000% Due 02-15-14	200,000	196,188

TOTAL U.S. GOVERNMENT BONDS (Cost $1,439,943)		1,435,610

SHORT-TERM INVESTMENTS – 23.0%
1st American Treasury Obligation Fund	304,559	304,559
1st National Money Market	128,258	128,258

TOTAL SHORT-TERM INVESTMENTS (Cost $432,817)		432,817

TOTAL INVESTMENTS – 99.4% (Cost $1,872,760)		1,868,427

Other Assets less Liabilities – Net – 0.6%		12,023

NET ASSETS - 100.0%		$1,880,450

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund’s board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS, INC.
BOND FUND
Fund and Performance Information
September 30, 2007
(Unaudited)
Fund Performance
Investment Performance
Vs. the Lehman Int. Treasury Index
and the Lipper Gov’t Index
Quarter and Annualized Total Return for Periods Ending September 30, 2007

		Lipper	Lehman
	Bond	US Gov’t	Intermediate
	Fund	Fund Index	Gov’t Index
3rd Quarter	2.52%	2.90%	3.60%
1-Year	4.51%	4.46%	5.91%
3-Year Annualized	2.14%	3.35%	3.08%
5-Year Annualized	1.61%	3.02%	3.00%
Annualized since inception 6/30/99	3.43%	5.18%	5.13%

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund’s total return will be greater that it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.
Top Five Holdings

Security	% of Net Assets
US Treasury 3.875% due 7/15/10	21.2%
US Treasury 3.625% due 7/15/09	13.2%
US Treasury 3.125% due 10/15/08	10.5%
US Treasury 3.500% due 12/15/09	10.5%
US Treasury 3.875% due 02/15/13	10.4%

(Continued from page 5)
The Growth Fund
     The Growth Fund declined 0.08%, net of all fees and expenses, during the quarter ending September 30, 2007, underperforming the S&P 500 index and comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index (2.03% and 6.48%, respectively). The Fund continues to outperform the Lipper Large-Cap Growth mutual fund index for the trailing 5-year period ending September 30, 2007, with returns for the Fund of 13.22%, compared to the Lipper returns of 12.94%. The Fund returned 2.86% since inception, outperforming the Lipper mutual fund index of –1.54%.
     During the 3rd quarter the Fund was helped by strong performance from Apple, Precision Castparts, Raytheon, Proctor & Gamble, and Express Scripts. Apple continued its strong performance driven by the rollout of the iPhone and the expanding market for their personal computers. Precision Castparts, a manufacturer of metal components and products for the aerospace and power generation industries, rose on the expectation of continued strong demand for its products. Raytheon rose steadily throughout the quarter after reporting strong revenue and earnings growth, and raising earnings guidance. Results continue to benefit from the declining dollar because it boosts international sales. Proctor & Gamble also benefits from a weak dollar. Shares rose on higher revenue and earnings growth while avoiding much of the downturn associated with concerns about the subprime mortgage problems. Express Scripts, a pharmacy benefits manager, continued to rebound from its lows last year after reporting sharply higher earnings, and raising its profit outlook.
     Weak holdings in the portfolio included Manpower, Etrade Financial, Kohl’s, Capital One Financial, and Mohawk Industries. Manpower, a temporary staffing agency with substantial operations in Europe, fell despite reporting strong revenue and earnings growth. Etrade Financial declined as worries that risks in its mortgage lending division and mortgage securities portfolio outweighed continued growth in its online trading business. Shares were also hurt by the realization that a potential merger with TD Ameritrade was unlikely. Kohl’s declined from all-time highs set earlier in the year despite reporting revenue and earnings above expectations, raising full year earnings guidance, and announcing a share repurchase plan for 13% of its outstanding stock. Capital One Financial fell on concerns about its exposure to the mortgage lending market through its recent acquisition of NorthFork Bank and Hibernia Bank. Mohawk Industries, a manufacturer of floor covering products for residential and commercial applications, fell after reporting a revenue and earnings decline. The company also reduced guidance for the upcoming year.
     Early in the quarter we sold Fortune Brands and Quest Diagnostics to purchase Schlumberger, an energy exploration and services company. Fortune Brands, a marketer of consumer related products, experienced slowing growth in several of its primary products, while Quest Diagnostics, dealing with the loss of a major customer, was fully valued based on our estimates of growth and earnings. These sales gave us the opportunity to increase our international exposure with the purchase of Schlumberger, which generates a significant portion of its revenues overseas. At mid-quarter we sold Mohawk Industries and Capital One to purchase Harris Corp. Both sales reduced our exposure to the housing and mortgage finance industries, enabling us to redeploy assets to a technology company with better growth potential. Towards quarter-end we sold Etrade Financial to purchase Oracle Corp. The sale of Etrade further reduced exposure to the housing finance market, which we believe is in the early stages of addressing overly accommodative lending standards.
The Bond Fund
     The Bond Fund generated a return of 2.52%, net of all fees and expenses, for the quarter ending September 30, 2007, underperforming the Lipper US Government mutual fund index (2.90%) and the Lehman Intermediate Government index (3.60%). For the year ending September 30, 2007, the Fund generated a return of 4.51%, outperforming the Lipper US Government mutual fund index (4.46%) but less than the Lehman Intermediate Government Index of 5.91%. Performance over the recent quarter reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities. The portfolio has an average yield to maturity of 4.79%, an average maturity of approximately 5.18 years, and an average duration of 2.32 years. The duration of a bond portfolio is a measure of risk, with a lower duration indicating a lower level of risk. The Fund is managed to provide a low-risk alternative for conservative investors.
Dope or Cope
     In the heat of competition it is tempting to overlook the risks in the hope that finishing first is more important. As recent experience shows, some people are willing to embrace the new reality and grab every option to gain an advantage, arguing the if everyone is doing the same thing it simply levels the playing field. However tempting this may be, true competitors know that in the long run they will perform much better, and avoid adverse complications, by focusing on discipline and training to improve themselves.
     Likewise, its tempting to rely on the central bank to protect the markets and investors from the tendency to underestimate the risk of their investment strategies. Fed accommodation has provided support in recent downturns, but in the long run investment fundamentals are the most important contributors to investment performance. We believe that successful investing is based on a disciplined strategy, focused on investing in companies whose underlying valuation is based on strong revenue and earnings growth, supported by solid financials. We will avoid the temptation to chase the crowd without regard to the underlying risks. Despite the recent market action, we believe that it is possible to identify attractive long-term investment opportunities, and in this environment our discipline lead us to companies in the technology, healthcare and industrial sectors.
Sincerely,
Daniel A. Morris
Fund Office:
15 Chester County Commons
Malvern, PA 19355
610-722-0900     800-787-3334
www.manorfunds.com

Item 2. Controls and Procedures
(a)	The registrant’s principal executive and principal financial officer have concluded that the registrant’s disclosure controls and procedures(as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits
CERTIFICATIONS
I, Daniel A. Morris, President of Manor Investment Funds, Inc., certify that:
1.	I have reviewed this report on Form N-Q of Manor Investment Funds, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the schedule of investments included in this Report fairly present in all material respects the investments of Manor Investment Funds as of the end of the fiscal quarter for which the report is filed.

4.	I am responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) and internal control over financial reporting (as defined in rule 30a-3(d) under the Investment Company Act) for Manor Investment Funds, Inc., and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to Manor Investment Funds, is made known to me by others within this entity, particularly during the period in which this report is being prepared;

(b)	[Omit]

(c)	Evaluated the effectiveness of the Manor Investment Fund’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

(d)	[Omit]
5.	I have disclosed to Manor Investment Fund’s auditors and the audit committee of Manor Investment Fund’s board of directors:
(a)	All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect Manor Investment Fund’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in Manor Investment Fund’s internal control over financial reporting.

Manor Investment Funds, Inc.
/S/ Daniel A. Morris
Daniel A. Morris, President
Mr. Morris acts as Manor Investment Fund’s Principal Executive Officer and Principal Financial Officer

November 9, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the under-signed, thereunto duly authorized.

/s/ Daniel A. Morris
Daniel A. Morris
President

November 9, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Daniel A. Morris
Daniel A. Morris
President

November 9, 2007